Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of  GALEM GROUP, INC. (the “Company”) on Form 10-K for the year ended June 30, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Emiliya Galfinger, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

August 23, 2019                                                       By:       S/                             Emiliya Galfinger

                                                                                  Name:                           Emiliya Galfinger

                                                                                  Title:                           President and Chief Executive Officer and Chief Financial Officer